THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 27, 2007, among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the “Corporation”), each additional DOLLAR REVOLVING LOAN BORROWER from time to time party to the Credit Agreement as referred to below, each additional ALTERNATE CURRENCY REVOLVING LOAN BORROWER from time to time party to the Credit Agreement as referred to below, the LENDERS from time to time party to the Credit Agreement (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent, JPMorgan Chase Bank, N.A. and Société Générale, as Syndication Agents, Bank of America, N.A. and Calyon New York Branch, as Documentation Agents, and Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Lead Arrangers and Book Running Managers, are parties to that certain Credit Agreement, dated as of February 10, 2006 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to (i) that certain First Amendment to Credit Agreement, dated as of March 31, 2006 (the “First Amendment”) and (ii) that certain Second Amendment to Credit Agreement, dated as of June 29, 2006 (the “Second Amendment”);

WHEREAS, pursuant to the Second Amendment, the Designated Incremental RL Lenders provided Designated Incremental RL Commitments in an aggregate amount equal to $300,000,000, all of which shall terminate pursuant to the terms of this Amendment on the Third Amendment Effective Date (as defined below); and

WHEREAS, subject to the terms and conditions of this Amendment, the Lenders and the Borrowers wish to (x) amend certain provisions of the Credit Agreement and (y) enter into certain agreements with respect to the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:
PART I.	Acknowledgments and Agreements.

SECTION 1. Each Borrower, the Designated Incremental RL Lenders and the other Lenders hereby agree that, notwithstanding anything to the contrary contained in Section 3.03(b) of the Credit Agreement, (i) the Total Designated Incremental RL Commitment (and the Designated Incremental RL Commitment of each Designated Incremental RL Lender) shall terminate on the Third Amendment Effective Date (concurrently with the occurrence thereof) and (ii) the termination of the Total Designated Incremental RL Commitment (and the Designated Incremental RL Commitment of each Designated Incremental RL Lender) described above shall result in a reduction to the Total Revolving Loan Commitment (or the Revolving Loan Commitment of the relevant Designated Incremental RL Lender, as the case may be) in an amount equal to the Total Designated Incremental RL Commitment (or the Designated Incremental RL Commitment of such Designated Incremental RL Lender, as the case may be) so terminated (as the same was in effect immediately prior to such termination).

SECTION 2. Each Designated 2007 Incremental RL Lender (as defined below), each other Lender and each Borrower hereby acknowledges and agrees that, as of the Third Amendment Effective Date, (i) each Designated 2007 Incremental RL Lender has provided an Incremental Revolving Loan Commitment as contemplated by Section 1.19 of the Credit Agreement which constitutes a Designated 2007 Incremental RL Commitment (as defined below), (ii) the Total Designated 2007 Incremental RL Commitment (as defined below) equals $375,000,000 and (iii) the Designated 2007 Incremental RL Commitments represent a utilization of the basket for Incremental Revolving Loan Commitments provided in Section 1.19(a)(v) of the Credit Agreement (as amended hereby).

SECTION 3. Notwithstanding anything to the contrary contained in Section 3.02 of the Credit Agreement, the Corporation shall not have the right to terminate or reduce the Total Unutilized Revolving Loan Commitment pursuant to Section 3.02 until the occurrence of the Designated 2007 Incremental RL Commitment Termination Date (as defined below).

PART II. Amendments.

SECTION 1. Section 1.19(a) of the Credit Agreement is hereby amended by deleting the amount “$400,000,000” appearing in clause (v) of said Section and inserting the text “750,000,000 (excluding, for avoidance of doubt, any Designated Incremental RL Commitments provided hereunder and terminated pursuant to the Credit Agreement, the Second Amendment and/or the Third Amendment)” in lieu thereof.

SECTION 2. Section 3.03 is hereby amended by (i) deleting clause (b) of said Section in its entirety and (ii) inserting the following new clause (b) in lieu thereof:

“(b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Designated 2007 Incremental RL Commitment (and the Designated 2007 Incremental RL Commitment of each Designated 2007 Incremental RL Lender) shall terminate in its entirety on the earlier to occur of (x) April 26 2008 and (y) the third Business Day following the date on which the Corporation shall have given written notice to the Administrative Agent at the Notice Office of its intention to cause a termination of the Total Designated 2007 Incremental RL Commitment pursuant to this Section 3.03(b) (such earlier date, the “Designated 2007 Incremental RL Commitment Termination Date”). The termination of the Total Designated 2007 Incremental RL Commitment (and the Designated 2007 Incremental RL Commitment of each Designated Incremental RL Lender) pursuant to this Section 3.03(b) shall result in a reduction to the Total Revolving Loan Commitment (or the Revolving Loan Commitment of the relevant Designated 2007 Incremental RL Lender, as the case may be) in an amount equal to the Total Designated 2007 Incremental RL Commitment (or the Designated 2007 Incremental RL Commitment of such Designated 2007 Incremental RL Lender, as the case may be) so terminated (as the same was in effect immediately prior to such termination).”.

SECTION 3. The definition of “Applicable Margin” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the table appearing in said definition in its entirety and inserting the following new table in lieu thereof:

					“Applicable Margin”
					for Base Rate and
	Unsecured Debt		Consolidated	“Applicable Margin”	Canadian Prime Rate	“Applicable Margin”
Ratings-Based Level	Rating	Leverage-Based Level	Leverage Ratio	for Euro Rate Loans	Loans	for Facility Fee
1	BBB+ or higher from S&P and Baa1 or higher from Moody’s	I	Less than 2.25:1.0	0.370%	0.0%	0.080%

2	Ratings-Based Level 1 is not applicable and ratings of BBB or higher from S&P and Baa2 or higher from Moody’s	II	Greater than or equal to 2.25:1.0 and less than 3.00:1.0	0.400%	0.0%	0.100%

3	Ratings-Based Levels 1 and 2 are not applicable and ratings of BBB- or higher from S&P and Baa3 or higher from Moody’s	III	Greater than or equal to 3.00:1.0 and less than 3.75:1.0	0.500%	0.0%	0.125%

4	Ratings-Based Levels 1, 2 and 3 are not applicable and ratings of BB+ or higher from S&P and Ba1 or higher from Moody’s	IV	Greater than or equal to 3.75:1.0 and less than 4.25:1.0	0.600%	0.0%	0.150%

5	Ratings-Based Levels 1, 2, 3 and 4 are not applicable	V	Greater than or equal to 4.25:1.0	0.800%	0.0%	0.200%

SECTION 4. Section 11.01 of the Credit Agreement is further hereby amended by (i) deleting the definitions of “Commitments”, “Designated Incremental RL Lender” and “Designated Incremental RL Commitment”, “Designated Incremental RL Commitment Termination Date” and “Total Designated Incremental RL Commitment” appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order:

“Commitments” shall mean, with respect to any RL Lender, at any time, the Revolving Loan Commitment of such Lender at such time and, unless the context otherwise requires, any related Sub-Commitment and/or Designated 2007 Incremental RL Commitment of such Lender at such time.

“Designated 2007 Incremental RL Lender” shall mean each financial institution (x) party to the Incremental Revolving Loan Commitment Agreement entered into on the Third Amendment Effective Date in respect of “Designated 2007 Incremental RL Commitments” and (y) listed on Schedule I-A (as amended by the Third Amendment), as well as any Person which becomes a “Lender” hereunder pursuant to Section 1.14 or 13.04(b).

“Designated 2007 Incremental RL Commitment” shall mean, for each Lender, the amount set forth opposite such Lender’s name in Schedule I-A (as amended by the Third Amendment) directly below the column entitled “Designated 2007 Incremental RL Commitment,” as the same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 10 and (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b).

“Designated 2007 Incremental RL Commitment Termination Date” shall have the meaning provided in Section 3.03(b).

“Third Amendment” shall mean the Third Amendment to Credit Agreement, dated as of April 27, 2007.

“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.

“Total Designated 2007 Incremental RL Commitment” shall mean, at any time, the sum of the Designated 2007 Incremental RL Commitments of each of the Designated 2007 Incremental RL Lenders at such time.

SECTION 5. Section 13.15 of the Credit Agreement is hereby amended by deleting the third and fourth sentences of said Section and replacing them with the following:

“With respect to any Lender, the transfer of the Commitments (and any related Designated 2007 Incremental RL Commitment) of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments (and any related Designated 2007 Incremental RL Commitment) shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments (and any related Designated 2007 Incremental RL Commitment) and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments (and any related Designated 2007 Incremental RL Commitment) and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments (and any related Designated 2007 Incremental RL Commitment) and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b).”

SECTION 6. Schedule I-A to the Credit Agreement is hereby amended by deleting the same in its entirety and inserting new Schedule I-A in the form of Schedule I-A attached hereto.

SECTION 7. Exhibit K to the Credit Agreement is hereby amended by inserting the text “2007” immediately prior to each reference to “Incremental RL Commitment” appearing in said Exhibit.

PART III. Miscellaneous Provisions.

A. Each Guarantor, by its signature below, hereby confirms that its Guaranty shall remain in full force and effect and its Guaranty covers the obligations of each of the relevant Borrowers under the Credit Agreement (including, without limitation, any Revolving Loans made available pursuant to Designated 2007 Incremental RL Commitments), as modified and amended by this Amendment.

B. In order to induce the Lenders to enter into this Amendment, the Corporation represents and warrants to the Lenders that, on the Third Amendment Effective Date, before, as of and after giving effect to the execution, delivery and performance by the Corporation of this Amendment and the transactions contemplated hereby, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Third Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

C. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

D. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Corporation and the Administrative Agent.

E. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

F. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when each of the following conditions have been satisfied:

1. the Borrowers, each Guarantor, each Designated 2007 Incremental RL Lender and each other Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent (or its designee);

2. the Corporation, the Administrative Agent and each Designated 2007 Incremental RL Lender shall have delivered an Incremental Revolving Loan Commitment in accordance with Section 1.19(b) of the Credit Agreement with respect to the Designated 2007 Incremental RL Commitments, and each of the Incremental Revolving Loan Commitment Requirements required to be satisfied in connection therewith shall have been satisfied (including, without limitation, the delivery of any certificates required pursuant to the definition thereof and the legal opinions required in accordance with Section 1.19(b) of the Credit Agreement); and

3. the Corporation shall have paid all amounts, if any, required to be paid pursuant to Section 1.19(c)(ii).

The Administrative Agent shall promptly deliver notice to the Corporation of the occurrence of the Third Amendment Effective Date.

G. The Corporation hereby covenants and agrees that, so long as the Third Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on April 27, 2007, a non-refundable cash fee (the “Amendment Fee”) in Dollars in an amount equal to 2.5 basis points on the Revolving Loan Commitment of such Lender (as in effect on the Third Amendment Effective Date after giving effect to the termination of the Total Designated Incremental RL Commitment on such date but without giving effect to any increase in the Revolving Loan Commitment on such date). The Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall constitute a “Fee” for purposes of the Credit Agreement and be paid by the Corporation to the Administrative Agent for distribution to the relevant Lenders not later than the second Business Day following the Third Amendment Effective Date.

H. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified by this Amendment on the Third Amendment Effective Date. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC., as a Borrower and Guarantor By:
Name:
Title:

STARWOOD CANADA CORP., as an Alternate Currency Revolving Loan Borrower By:
Name:
Title:

SHERATON HOTELS (U.K.) PLC, as an Alternate Currency Revolving Loan Borrower By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent By:

Name:
Title:
By:

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT, DATED AS OF APRIL 27, 2007, TO THAT CERTAIN CREDIT AGREEMENT, DATED AS OF FEBRUARY 10, 2006, AMONG STARWOOD HOTELS & RESORTS WORLDWIDE, INC., CERTAIN ADDITIONAL DOLLAR REVOLVING LOAN BORROWERS, CERTAIN ADDITIONAL ALTERNATE CURRENCY REVOLVING LOAN BORROWERS, THE VARIOUS LENDERS PARTY THERETO, DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AND SOCIETE GENERALE, AS SYNDICATION AGENTS, BANK OF AMERICA, N.A. AND CALYON NEW YORK BRANCH, AS DOCUMENTATION AGENTS, AND DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, AS LEAD ARRANGERS AND BOOK RUNNING MANAGERS

NAME OF INSTITUTION:

By:
Name:
Title: